Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Spyglass Growth Fund (the “Fund”),
a series of Manager Directed Portfolios

Supplement dated December 3, 2021
to the Fund’s Prospectus and Statement of Additional Information (“SAI”),
each dated April 30, 2021, as previously supplemented
Effective immediately, the address of the Fund’s investment adviser, Spyglass Capital Management LLC (the “Adviser”) is:
Spyglass Capital Management LLC
One Letterman Drive, Building A, Suite A 4-800
San Francisco, California 94129
All references to the Adviser’s previous address in the Fund’s Prospectus and SAI are hereby replaced with the Adviser’s new address as listed above.

The date of this supplement is December 3, 2021.
Please retain this supplement for future reference.